EXHIBIT 10.4

         THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY AND ISSUABLE PURSUANT HERETO HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN A TRANSACTION THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND FROM THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION EFFECTED PURSUANT TO SUCH REGISTRATION AND QUALIFICATION.

         THIS WARRANT IS NOT TRANSFERABLE EXCEPT AS SET FORTH IN PARAGRAPH 7 BELOW.


                                 DOTRONIX, INC.
                            (A MINNESOTA CORPORATION)

                       WARRANT TO PURCHASE 385,000 SHARES
                   OF COMMON STOCK, PAR VALUE $0.05 PER SHARE

         THIS CERTIFIES THAT, for value received, Estate of William S. Sadler or its permitted transferees (the "Holder") is entitled to subscribe for and purchase 385,000 shares (the "Shares") of fully paid and nonassessable common stock, par value $0.05 per share ("Common Stock") of Dotronix, Inc., a Minnesota corporation (the "Company") at the Warrant Exercise Price as determined in accordance with the terms hereof, which shall initially be equal to $0.05 per share, subject to the provisions and upon the terms and conditions hereinafter set forth.

         1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time commencing on the date hereof and ending at the close of business on April 7, 2011.

         2. Method of Exercise; Payment; Issuance of New Warrant. Subject to Paragraph 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of the Company and by the payment to the Company, by check or such other manner of payment as the parties may agree, of an amount equal to the then applicable Warrant Exercise Price (as defined in Paragraph 4) per share multiplied times the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing the Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered

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

to the Holder as soon as is reasonably practicable and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder as soon as is reasonably practicable.

         3. Stock Fully Paid; Reservation of Shares. The Company agrees that all Shares issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all preemptive rights, taxes, liens and charges with respect to the issue thereof; provided, that the Company shall not be required to pay any withholding taxes with respect to the issue of shares or any transfer taxes with respect to the issue of shares in any name other than that of the registered holder hereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. The Company shall at all times take all such action and obtain all such permits or orders as may be necessary to enable the Company lawfully to issue such shares of Common Stock as duly and validly issued, fully paid and nonassessable shares upon exercise in full of this Warrant by Holder.

         4. Adjustment of Warrant Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events as set forth in this Paragraph 4:

                  (a) If the Company at any time divides the outstanding shares of its Common Stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its Common Stock are combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such share of Common Stock.

                  (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to the Holder if Holder had exercised this Warrant and had received such shares of Common Stock immediately prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

                  (c) Except as provided in paragraph (d) below, if and whenever the Company shall (i) issue or sell any shares of Common Stock for a consideration per share less than the Warrant Exercise Price in effect immediately prior to the time of such issuance or sale, (ii) issue or sell any warrants, options or other rights to acquire shares of Common Stock at a purchase price less than the Warrant Exercise Price in effect immediately prior to the time of such issuance or sale, or (iii) issue or sell any other securities that are convertible into shares of Common Stock for a purchase or exchange price less than the Warrant Exercise Price in effect immediately prior to the time of such issuance or sale, then, upon such issuance or sale, the Warrant Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (A) an amount equal to the sum of (I) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Warrant Exercise Price and (II) the consideration, if any, received by the Company upon such issue or sale plus the consideration to be received by the Company upon the exercise of such stock purchase rights by (B) an amount equal to the sum of (I) the number of shares of Common Stock outstanding immediately prior to such issue or sale and (II) the number of shares of Common Stock thus issued or sold or issuable or saleable upon the exercise of such purchase rights or the conversion of such convertible securities; PROVIDED, HOWEVER, that in the event that any such purchase right expires or is terminated prior to the exercise of this Warrant, the Warrant Exercise Price shall be recalculated by deleting such purchase right, and PROVIDED FURTHER, that if an adjustment is made to the Warrant Exercise Price as a result of the issuance or sale of any such purchase rights or convertible securities, no further adjustment shall be made to the Warrant Exercise Price at the time such purchase rights are exercised or convertible securities are converted.

                  (d) Notwithstanding the provisions of paragraph (c) above, no adjustment shall be made in the Warrant Exercise Price as a result of
         (i) the exercise of options or warrants to purchase Common Stock or other derivative securities exercisable for shares of Common Stock which are outstanding at the date of this Warrant; (ii) the grant of options to purchase Common Stock or the grant of restricted stock and other similar equity-based compensation awards pursuant to stock option and incentive plans which have been or are in the future approved by the Company's board of directors, or the exercise of such options or awards or (iii) the issuance of additional warrants in substantially the form of this Warrant pursuant to the Company's borrowing arrangements with Terry L. Myhre, or the exercise of such warrants.

                  (e) If the Company takes any other action, or if any other event occurs, which does not come within the scope of the provisions of paragraphs (a) through (c) above but which should result in an adjustment in the Warrant Exercise Price and/or the number of shares subject to this Warrant in order to fairly protect the purchase rights of the Holder, an appropriate adjustment in such purchase rights shall be made by the Company.

                  (f) Upon each adjustment of the Warrant Exercise Price, the Holder shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

                  (g) Upon any adjustment of the warrant exercise price, the Company shall give written notice thereof to the Holder stating the warrant exercise price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         5. No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the market price of such shares as of the close of business on the exercise date.

         6. No Privilege of Stock Ownership. Prior to the exercise of this Warrant, the Holder shall not be entitled, by virtue of holding this Warrant, to any rights of a stockholder of the Company, including (without limitation) the right to vote or to receive dividends or other distributions.

         7. Transfer of Warrant. This Warrant shall not be transferable except pursuant to the laws of descent and distribution.

         8. No Registration Rights; Legend. The Company is not obligated to register this Warrant or any of the shares of Common Stock issuable hereunder pursuant to the Securities Act of 1933 or any state securities laws. Any certificates representing shares of Common Stock issued hereunder shall bear a restrictive legend in such form and substance as counsel to the Company advises the Company is required under applicable securities laws.

         9. Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to the Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

         10. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger or consolidation. All of the covenants and agreements of the Company contained herein shall inure to the benefit of the permitted transferees of the Holder.

         11. Descriptive Headings. All descriptive headings contained herein are for convenience only and shall not be construed as part of this Warrant.

         12. Governing Law. This Warrant shall be governed by the laws of the State of Minnesota, without reference to its principles of conflicts of laws.

         13. Amendments and Waivers. Any term of this Warrant may be amended, and the observance of any term of this Warrant may be waived (either generally or in a particular instance, and either retroactively or prospectively), only with the written consent of the

Company and the Holder. Any such amendment or waiver shall be binding on the Company and the Holder and any permitted transferee of this Warrant.

                                                DOTRONIX, INC.

                                                By:  /s/ Robert V. Kling
                                                Title: Chief Financial Officer
                                                Address:
                                                160 First Street S.E.
                                                New Brighton, Minnesota 55112

Dated:  April 7, 2004
































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


EXHIBIT 1 TO STOCK PURCHASE WARRANT
-----------------------------------

NOTICE OF EXERCISE


Dotronix, Inc.
160 First Street S.E.
New Brighton, Minnesota 55112


Ladies and Gentlemen:

         _________________________________ (the "Holder") hereby elects to purchase, pursuant to the provisions of that Stock Purchase Warrant dated as ________________registered in the name of the Holder (the "Warrant"), shares of Common Stock, par value $0.05 per share, of Dotronix, Inc., a Minnesota corporation. The Holder hereby surrenders the Warrant and delivers herewith a check in payment of the Warrant Exercise Price payable for such shares pursuant to the Warrant.

         Please issue a certificate or certificates representing said shares of Common Stock registered in the name of the Holder. If the number of shares set forth above is less than the full number of shares issuable pursuant to the Warrant, also please issue a new Warrant registered in the name of the Holder for the balance of the shares issuable pursuant to the Warrant.

Dated: _____________________________, 20_____



                                              __________________________________
                                              [Holder]

                                              By: ______________________________

                                              Name: ____________________________

                                              Title: ___________________________

                                              Address: _________________________

                                              __________________________________

                                              Tax I.D. No.: ____________________




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